UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 5, 2026

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 6.25% of Series A Mandatory Convertible Preferred Stock, par value $0.001 per share	GOOGM	Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 6.25% of Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	GOOGN	Nasdaq Stock Market LLC (Nasdaq Global Select Market)
2.375% Senior Notes due 2028	—	Nasdaq Stock Market LLC
2.500% Senior Notes due 2029	—	Nasdaq Stock Market LLC
4.125% Senior Notes due 2029	—	Nasdaq Stock Market LLC
3.200% Senior Notes due 2030	—	Nasdaq Stock Market LLC
2.875% Senior Notes due 2031	—	Nasdaq Stock Market LLC
3.450% Senior Notes due 2032	—	Nasdaq Stock Market LLC
4.625% Senior Notes due 2032	—	Nasdaq Stock Market LLC
3.000% Senior Notes due 2033	—	Nasdaq Stock Market LLC
3.125% Senior Notes due 2034	—	Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	—	Nasdaq Stock Market LLC
3.375% Senior Notes due 2037	—	Nasdaq Stock Market LLC
3.500% Senior Notes due 2038	—	Nasdaq Stock Market LLC
4.100% Senior Notes due 2039	—	Nasdaq Stock Market LLC
5.500% Senior Notes due 2041	—	Nasdaq Stock Market LLC
4.000% Senior Notes due 2044	—	Nasdaq Stock Market LLC
3.875% Senior Notes due 2045	—	Nasdaq Stock Market LLC
4.500% Senior Notes due 2045	—	Nasdaq Stock Market LLC
4.000% Senior Notes due 2054	—	Nasdaq Stock Market LLC
5.875% Senior Notes due 2058	—	Nasdaq Stock Market LLC
4.800% Senior Notes due 2063	—	Nasdaq Stock Market LLC
4.375% Senior Notes due 2064	—	Nasdaq Stock Market LLC
6.125% Senior Notes due 2126	—	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Alphabet Inc. 2021 Stock Plan

At the Annual Meeting of Shareholders of Alphabet Inc. (“Alphabet”) held on June 5, 2026 (the “2026 Annual Meeting”), Alphabet’s shareholders approved the amendment and restatement of the Alphabet Inc. Amended and Restated 2021 Stock Plan (the “2021 Stock Plan”) to increase the share reserve by 200,000,000 shares of Class C capital stock.

A description of the 2021 Stock Plan and related matters was set forth in Alphabet’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on April 24, 2026 (the “2026 Proxy Statement”) and is qualified in its entirety by reference to the full text of the 2021 Stock Plan, a copy of which is being filed as Exhibit 10.01 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, Alphabet’s shareholders voted on fourteen proposals as set forth below, all of which are described in detail in the 2026 Proxy Statement. Holders of the shares of Class A common stock were entitled to one vote per share held as of the close of business on April 6, 2026 (the “Record Date”) and holders of the shares of Class B common stock were entitled to ten votes per share held as of the Record Date. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of shareholders at the 2026 Annual Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1. The individuals listed below were elected at the 2026 Annual Meeting to serve as directors of Alphabet until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Larry Page	12,104,689,848	253,760,809	11,977,407	580,489,723

Sergey Brin	12,126,817,980	231,787,871	11,822,213	580,489,723

Sundar Pichai	12,220,219,180	138,074,133	12,134,751	580,489,723

John L. Hennessy	10,516,289,201	1,833,243,807	20,895,056	580,489,723

Frances H. Arnold	11,125,866,749	1,227,795,726	16,765,589	580,489,723

R. Martin “Marty” Chávez	12,239,289,361	117,748,177	13,390,526	580,489,723

L. John Doerr	11,355,761,435	1,001,798,113	12,868,516	580,489,723

Roger W. Ferguson Jr.	12,185,427,819	171,708,679	13,291,566	580,489,723

K. Ram Shriram	11,759,506,386	595,590,333	15,331,345	580,489,723

Robin L. Washington	11,699,766,304	657,754,018	12,907,742	580,489,723

2. The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved. There were no broker non-votes on this matter.

For	Against	Abstentions
12,451,743,976	486,022,124	13,151,687

3. The amendment and restatement of the 2021 Stock Plan to increase the share reserve by 200,000,000 shares of Class C capital stock was approved.

For	Against	Abstentions	Broker Non-Votes
11,172,299,966	1,181,470,416	16,657,682	580,489,723

4. The compensation awarded to Alphabet’s named executive officers, as described in the 2026 Proxy Statement, was approved, on an advisory basis.

For	Against	Abstentions	Broker Non-Votes
9,989,122,717	2,333,576,331	47,729,016	580,489,723

5. A shareholder proposal regarding an enhanced disclosure on climate goals was not approved.

For	Against	Abstentions	Broker Non-Votes
906,706,984	11,427,222,293	36,498,787	580,489,723

6. A shareholder proposal regarding a report on water usage and AI development was not approved.

For	Against	Abstentions	Broker Non-Votes
185,107,844	12,131,395,079	53,925,141	580,489,723

7. A shareholder proposal regarding equal shareholder voting was not approved.

For	Against	Abstentions	Broker Non-Votes
3,847,324,128	8,502,953,219	20,150,717	580,489,723

8. A shareholder proposal regarding a viewpoint diversity risk report was not approved.

For	Against	Abstentions	Broker Non-Votes
19,216,908	12,324,947,838	26,263,318	580,489,723

9. A shareholder proposal regarding a report on politicized content moderation was not approved.

For	Against	Abstentions	Broker Non-Votes
25,617,853	12,299,460,438	45,349,773	580,489,723

10. A shareholder proposal regarding a report on impact of U.S. immigration policy was not approved.

For	Against	Abstentions	Broker Non-Votes
224,647,230	12,098,472,610	47,308,224	580,489,723

11. A shareholder proposal regarding a report on data privacy was not approved.

For	Against	Abstentions	Broker Non-Votes
743,788,468	11,587,651,785	38,987,811	580,489,723

12. A shareholder proposal regarding AI Board oversight was not approved.

For	Against	Abstentions	Broker Non-Votes
461,472,553	11,863,462,046	45,493,465	580,489,723

13. A shareholder proposal regarding a report on AI-generated misinformation was not approved.

For	Against	Abstentions	Broker Non-Votes
1,145,766,202	11,179,823,623	44,838,239	580,489,723

14. A shareholder proposal regarding a report on AI data usage oversight was not approved.

For	Against	Abstentions	Broker Non-Votes
1,510,607,181	10,806,830,963	52,989,920	580,489,723

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.01	Alphabet Inc. Amended and Restated 2021 Stock Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

June 11, 2026

/s/ Kathryn W. Hall
Kathryn W. Hall
Assistant Secretary